Joint Venture Sale	12 Months Ended
Dec. 31, 2012
Joint Venture Sale [Abstract]
JOINT VENTURE SALE

NOTE 19 — JOINT VENTURE SALE

In May 2010, UCI International completed the sale of its entire 51% interest in its Chinese joint venture to the joint venture partner, Shandong Yanzhou Liancheng Metal Products Co. Ltd. (“LMC”). The sale price was $0.9 million, plus the assumption of certain liabilities due to UCI International of $2.4 million, less estimated transaction costs. Cash proceeds at closing, net of transaction costs and cash sold, were $0.3 million. UCI International recorded a non-cash charge of $1.1 million.

The following table summarizes the net book value of the joint venture at the date of sale, proceeds of the sale and the resultant loss (in millions):

Current assets (excluding cash sold of $0.3 million)	$3.4
Long-lived assets	5.1
Current liabilities	(2.6)
Noncurrent liabilities	(0.3)
Noncontrolling interest	(1.8)

Net book value of joint venture investment sold	3.8
Less proceeds:
Liabilities assumed by LMC	(2.4)
Cash proceeds (net of transaction costs and cash sold)	(0.3)

Loss on sale of joint venture interest	$1.1

In connection with the sale, UCI International entered into a long-term supply agreement pursuant to which LMC will supply certain components to UCI International. As part of this long-term supply agreement, LMC will purchase from UCI International all the aluminum necessary to produce aluminum parts to be supplied under the agreement.